SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2012

Date of Report

(Date of Earliest Event Reported)

PIVOTAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54426	45-1876246

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

53 Cahaba Lily Way

Helena, AL 35080

(Address of Principal Executive Offices)

(205) 977-7755

(Registrant’s Telephone Number)

The Company is concurrently filing a registration statement on Form S-1 pursuant to the Securities Act of 1933 for the sale of up to 950,000 shares of its common stock by the holders thereof. Certain items indicated below are incorporated by reference to that registration statement and additional detailed information is discussed therein.

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ITEM 2.01	Completion of Acquisition or Disposition of Assets

On August 24, 2012, Pivotal Group, Inc. (the “Company”) acquired PKCCR, LLC in a stock-for-stock transaction (the “Acquisition”). PKCCR, LLC was formed in December 2011 in the State of Florida and had limited operations until the time of its acquisition by the Company. The Acquisition was effected by the Company through the exchange of all of the outstanding membership interests of PKCCR, LLC for 5,000,000 shares of common stock of the Company. All of the outstanding membership interests of PKCCR, LLC were formerly owned by its sole member P.K. “Lanny” Smartt, who also serves as an officer and director of the Company.

As a result of the Acquisition, PKCCR, LLC has become a wholly owned subsidiary of the Company and the Company (as the sole current member of PKCCR, LLC) has taken over the operations and business plan of PKCCR, LLC.

Business

Prior to the Acquisition, the Company had no significant business, operations or plan. Accordingly, the business of the Company below is that of PKCCR, LLC which the Company acquired in the Acquisition.

The Company intends to construct and develop Perdido Key Conference Center and Resort (“PKCCR”), a proposed multi-use development project that would consist of 78,000 square feet of conference rooms, meeting rooms, boutique shopping, and ballroom space with approximately 250 private hotel room suites. The Company believes that PKCCR would provide a unique, resort-style experience in a pristine and scenic Gulf Coast setting, offering a high-quality fine dining, premium lodging, event planning and business meeting space in the region. Combining private hotel suite-style rooms with the ability to accommodate special events, meetings and conferences in a sophisticated and refined environment would enable PKCCR the opportunity to operate as a premier vacation, business and events destination on the Gulf Coast. The conference center will be designed to host multiple meetings and groups simultaneously, enabling equal focus on business travel to drive overnight occupancy and local events to fill in occupancy gaps between major conferences. PKCCR will also have the capability to host a wide variety of event types, from lavish weddings to high-end business meetings and tradeshows.

The real estate for the project would contain approximately five acres of beachfront land and 80 acres of adjacent property on Perdido Key Drive. PKCCR would be located in Escambia County, Florida, and would enjoy close proximity to regional international airports located in Atlanta, Birmingham, New Orleans, Tallahassee and Pensacola. The location chosen by the Company (Perdido Key) to develop this property boasts easy access to Perdido Bay, the Gulf Intracoastal Waterway, Lost Key Golf Resort, Ono Island and the Pensacola Naval Air Station and Museum, outlet shopping in Gulf Shores, and the overall natural beauty of a relatively undeveloped beach setting.

The Company believes that PKCCR would take advantage of the resurgence in travel to Florida and newly developed awareness of the beauty of the Florida panhandle area. PKCCR would meet this expected demand by providing a world-class, full-service luxury beachfront business and family destination in the region. PKCCR would offer its customers suite-style rooms, meeting space, entertainment and dining options for government, military, corporate, tourist, family vacationers and local audiences alike. The Company believes that PKCCR would offer a new and unique business conference, special events and vacation alternative in a growing part of the Florida panhandle.

The proposed construction by the Company to construct PKCCR would include an activity center, swimming pool facilities, common area and private beach area. All private suites would have unfettered views of the white sugar sand beaches and calm and tranquil Gulf of Mexico waters. The many beach options, natural walking paths, bike trails, water activities and nearby State parks of PKCCR would all coalesce to create a destination not commonly found in similar resort offerings. Each of these elements, combined with the varied local dining, golf, tennis, shopping and other resort activities and options, are designed by the Company to ensure that PKCCR would be able to develop a status as a highly sought-after, premier destination for all types of customers. In addition, local historical and naval attractions, dining, shopping, and outdoor activities would be easily and quickly accessible to visitors.

The Company also plans to leverage the adjacent Lost Key Golf Club to provide complementary amenities to resort visitors. Lost Key is an established local business that combines golf, tennis and swimming. It provides PKCCR a partnership opportunity to co-market products for enhanced revenue generation.

Services

The Company plans to develop PKCCR into a leading multi-development property. PKCCR is expected to offer the following amenities on-site:

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*Meeting rooms

*Ballroom space

*Conference facilities

*Special events planning

*Hosting and catering

*Private hotel suites

*Restaurants

*Specialty shopping

*Private and public beaches

*Partnership access to golf and tennis, nature trails, biking and water sports

The Company believes that offering such a comprehensive array of hospitality and service offerings will help to position PKCCR as a premier business, event and vacation destination.

Strategic Partners and Suppliers

The Company believes that strategic partnerships will be a major component of the Company’s operating strategy and path to success. The Company hopes to work with several strategic partners in important areas of its business and operations. However, currently, the Company has no such strategic partners.

The Company would like to form a partnership with WCI Properties that will provide PKCCR customers with access to golf, tennis and additional swimming facilities adjacent to the conference center. In addition, the Company wants to partner and form various alliances with meeting and event planners. The Company may also choose to partner with Arnot management firm to handle the day-to-day management operations of PKCCR.

PKCCR plans to partner with travel agencies to help promote and schedule tour groups, align with local convention and visitors bureaus to assist in targeting new and existing business travel opportunities and work closely with meeting and event planners to attract conferences, tradeshows, association meetings, tournaments and special events.

Marketing Strategy

The Company has conducted limited advertising and marketing to date as the primary focus of the Company since inception has been to concentrate on beginning its construction and development efforts. The Company has, however, given substantial attention to constructing the marketing strategy and plans that it will use once its project enters the marketplace.

The Company eventually anticipates a significant budget and need for marketing activities. The primary focus of marketing campaigns will be designed to help the Company find new customers and to increase awareness of PKCCR and what it offers to various segments of prospective customers. A variety of marketing approaches, emphasizing the unique, natural beauty and rich history of the Florida panhandle, are expected to be used in order to attract new resort visitors and to entice previous visitors to return to the area:

Advertising, Direct Marketing and Public Relations

•	Chamber of Commerce advertising and promotions
•	Direct mail campaigns and special offerings
•	Radio advertising
•	Proactive outreach to travel writers and influential persons
•	Advertisements in national/international travel publications
•	Highly visible promotional offerings via membership clubs
•	Targeted Escambia County advertising campaigns

Web (Internet) Presence

•	Interactive public-facing website and customer portals
•	Online visibility and customer relationship-building through search engine optimization and social media strategies
•	Listings in online directories and tourism and travel websites
•	Purchases of online banners and other online advertising space
•

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Build Loyal Customer Base

•	Partnerships with local, regional, national and international businesses via favorable corporate and group pricing
•	Offer repeat customer incentives
•	Business partnerships
•	Local convention and visitors bureau involvement
•	Partner with third-party planners such as Helms Briscoe to drive national and international conferences, events scheduling and tourist groups
•	Partner with Pensacola Naval Air Station
•	Partner with WCI Communications

Sales Strategy

The Company expects that its sales team will work closely with the marketing team to convert prospects into new customers. The sales team will be structured to align with target markets based on territory and buying patterns. Sales goals will be focused on sleeping room occupancy, meeting room bookings and catering revenue. The sales team will be incented to obtain repeat business through building long-term relationships with government and commercial clients.

The sales team will be structured along the following focus areas:

-Third party relationships (i.e. planners such as Helms Briscoe)

-Conventions, tradeshows and association sales

-Corporate/group sales

-Government/military

-Special events

-Leasing agents for specialty shops

Operations

The Company plans to acquire and manage all goods and services pertaining to the development of PKCCR. The Company expects that construction of the hotel and the conference center will occur simultaneously with the development of a shopping center consisting of 150,000 square feet. The Company plans to use approximately 67,000 square feet for the conference center and approximately 11,000 square feet for the restaurant.

The Company is currently leasing its corporate office space from a building owned by Mr. Smartt, who is an officer and director of the Company. Mr. Smartt is not presently charging the Company any rent or other lease costs associated with the rented space. There is no written agreement between Mr. Smartt and the Company regarding the lease, and the parties may terminate the lease arrangement at any time.

Revenues

Since its inception, PKCCR has focused its efforts on conducting market research and development, and has devoted little attention or resources to sales and marketing or generating near-term revenues and profits. The Company has no revenues to date and has not realized any profits as of yet. In order to succeed, the Company needs to develop a viable strategy to market PKCCR once it has been constructed and developed. At present, the Company has no defined strategy to earn near-term revenues and profits.

THE COMPANY

Employees

The Company presently has three (3) employees, which consist of the three (3) executive officers. At present, none of the employees/officers receive any salaries or other compensation (and no salaries or compensation have been accrued). The employees/officers will not receive any compensation until, and if, the Company raises or procures adequate capital (through operations, private financings, a primary public offering or otherwise) to pay any such compensation.

None of the Company’s employees/officers are presently employed by the Company in a full-time capacity.

The Company currently has no employees other than its officers, but it expects that it will hire additional personnel upon raising additional capital and as the Company implements its business plan.

Property

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The corporate headquarters of the Company are located at 53 Cahaba Lily Way, Helena, Alabama 35080. The Company uses a mailing address of P.O. Box 256, Helena, AL 35080.

The Company also has an office in Florida, which is located at 13928 River Road, Suite 802, Penascola, Florida 32507.

Vacant Land Contract

In April 2012, the Company (through PKCCR, LLC) entered into a Vacant Land Contract (“Land Contract”) with MLD, LLC regarding the purchase of several parcels of land totaling 85 acres. The land represents the property that would be used construct PKCCR. The purchase price is $15.9 million, consisting of an initial $5,000 deposit, $95,000 to be payable by a second deposit, and the remainder of $15.8 million at the closing of the transaction. To date, the Company has paid the first deposit amount. The second deposit is due after satisfaction of certain conditions by the seller of the land/property.

Subsidiaries

Currently, the Company has one subsidiary – PKCCR, LLC. The Company is the sole member of such entity.

Summary Financial Information

The statements of operations data for the period from December 19, 2011 (inception) to April 19, 2012 and the balance sheet data at April 19, 2012 are derived from PKCCR’s audited financial statements and related notes thereto included herewith. As the Company had no operations or specific business plan until the Acquisition, the information presented below is with respect to PKCCR, which was acquired by the Company in June 2012 as a result of the Acquisition.

December 19, 2011 (inception)
through April 19, 2012
Statement of operations data
Revenue	$0
Net income (loss)	$0

At April 19, 2012
Balance sheet data
Cash	$200
Other assets	$130,200
Total assets	$130,400
Total liabilities	$132,800
Total members’ (deficit)	($2,400)

Management's Discussion and Analysis of Financial Condition and Results of Operations

As of the period from inception, December 19, 2011 (inception), through April 19, 2012, PKCCR, LLC did not generate any revenue and incurred no expenses or operating losses, as part of its development stage activities.

Revenues

Since its inception, the PKCCR, LLC focused its efforts on conducting market research and development, and devoted little attention or resources to sales and marketing or generating near-term revenues and profits.

Currently, the PKCCR, LLC has no revenues and has not realized any profits. In order to succeed, PKCCR, LLC needs to develop a viable strategy to construct, develop, market and commercialize PKCCR. PKCCR, LLC has developed a marketing strategy that it believes will lead to revenues once PKCCR is built and completed.

Equipment Financing

PKCCR, LLC has no existing equipment financing arrangements. As PKCCR, LLC begins to implement its construction and developments plans for PKCCR, PKCCR, LLC may establish such arrangements.

Pricing

The hotel room suites are expected to be price between approximately $120 and $280 per night, depending on the type of room, day of week, season and other relevant pricing considerations.

Potential Revenue

PKCCR, LLC is not expected to earn any revenues until it raises adequate capital and completes the construction and development of PKCCR.

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Alternative Financial Planning

PKCCR, LLC has no alternative financial plans at the moment. If PKCCR, LLC is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the PKCCR, LLC’s ability to survive as a going concern and implement any part of its business plan or strategy will be severely jeopardized. PKCCR, LLC cannot acquire or develop PKCCR without significant additional funding.

Critical Accounting Policies

The financial statements of the PKCCR, LLC have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Development Stage and Capital Resources

Since its inception, PKCCR, LLC has devoted substantially all of its efforts to business planning, research and development, recruiting management and staff and raising capital. Accordingly, PKCCR, LLC is considered to be in the development stage. PKCCR, LLC has not generated revenues from its operations, and there is no assurance of future revenues.

PKCCR, LLC’s proposed activities will necessitate significant uses of capital beyond 2012. PKCCR, LLC anticipates that $30 million alone could be required to initially launch its business plan, with potentially over $100 million of funding needed to fully implement its business plans and proposed operations. In the near term, until PKCCR, LLC raises additional financing, PKCCR, LLC does not plan to incur any material expenses or costs. As of April 19, 2012, PKCCR, LLC had approximately $200 of cash available.

There is no assurance that PKCCR, LLC’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to PKCCR, LLC. Accordingly, given PKCCR, LLC’s limited cash and cash equivalents on hand, PKCCR, LLC will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. PKCCR, LLC may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

Discussion of Period ended April 19, 2012

PKCCR, LLC did not generate revenues during the period from December 19, 2011 (inception) through April 19, 2012.

During the period from December 19, 2011 (inception) through April 19, 2012, PKCCR, LLC did not post any operating expenses, and showed no operating or net profit or loss.

For the period from December 19, 2011 (inception) through April 19, 2012, PKCCR, LLC had a working surplus of $200. During such period, PKCCR, LLC obtained cash of $132,800 in the form of a prepayment made by an owner of PKCCR, LLC; however, $132,800 was paid as a prepaid expenses, resulting in a net cash increase of $200 during the period. PKCCR, LLC has no continuous methods of generating cash.

PKCCR, LLC did not incur any capital expenditures during the period from December 19, 2011 (inception) through April 19, 2012.

PKCCR, LLC does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and PKCCR, LLC must obtain additional financial in order to develop and implement its business plan and proposed operations. If PKCCR, LLC is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

Management

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

Name	Age	Position	Year Commenced

Malcolm Duane Lewis		President and Director	2012
Tom Moore		Vice President and Director	2012
P.K. “Lanny” Smartt		Secretary, Treasurer and Director	2012

Malcolm Duane Lewis

Mr. Lewis serves as President and a director of the Company. Mr. Lewis graduated from The University of Alabama in 1961 with a degree in Accounting. From 1963 to 1983, Mr. Lewis worked at Polar Meats and Lockers, Bessemer, Alabama, the family meat business, serving as its partner and manager. From 1978 to 1984 Mr. Lewis served as an elected member of the Alabama House of Representatives. From 1983 to 1993, Mr. Lewis worked in commercial real estate with C.F. Halstead Developers, Montgomery, Alabama and Polar-BEK and Baker, Birmingham, Alabama. In 1993, Mr. Lewis started Lewis Enterprises, Inc., and has since then developed commercial real estate and served as a consultant to various entities, including Homart Community Centers, Inc., Chicago, Illinois, Wal-Mart Stores, Target, Books-A-Million, Lowes, and other large commercial chain stores. Mr. Lewis has been the developer of over 30 shopping centers and commercial multi-use projects.

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Tom Moore

Mr. Moore serves as the Vice President and a director of the Company. Mr. Moore received his Master's Degree in Education from William Carey College in 1997. From 1992 to 1995, Mr. Moore was an educational instructor at Memorial Children's Hospital, a facility that provides services to children with emotional disabilities. From 1995 through 1997, Mr. Moore was the Recreation Specialist for the City of Biloxi. From 1997 to 2010, Mr. Moore has been the Director of the Boys and Girls Club, New Hope Program, Gulf Coast. The New Hope Program is designed to provide services to children who exhibit physical, emotional and behavioral disabilities. The New Hope Program provides services to 48 schools in South Mississippi. Mr. Moore oversaw these programs including supervision of all employees, funding all programs through contractual services, federal grants and community fundraisers and implementing strategic planning for the New Hope Program, Gulf Coast. Mr. Moore has been instrumental in the formation and development of the Mississippi Centers for Autism and serves as a founding member of the Board of Directors of the Mississippi Mental Health Collaboration Association.

P.K. “Lanny” Smartt

Mr. Smartt serves as Secretary, Treasurer and a director of the Company. Mr. Smartt received his J.D. degree from the Samford University's Cumberland School of Law in 1998. Since 1998, Mr. Smartt has practiced law specializing in the areas of financial and commercial real estate development. Since 2000, Mr. Smartt has worked as a developer on numerous real estate projects ranging from single family residential lots and residences low and high rise condominiums, office, retail and student housing. Mr. Smartt serves as a consultant to private, commercial and governmental interests on development feasibility, operations and sustainability. He has consulted on over 160 projects throughout the United States. In 2006, Mr. Smartt was named to the President' Leadership Council and recently coordinated multi-state relief efforts following the devastating tornadoes of 2011 in the South

 Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review, the board has determined that there are no independent directors.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings in which the Company or any subsidiary is a party.

Employment Agreements

The Company has not entered into employment agreements with any of its employees or officers.

Anticipated Officer and Director Remuneration

The Company has not to date paid any compensation to any officer or director. The Company intends to pay annual salaries to all its officers and will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company reaches profitability, experiences positive cash flow and/or obtains additional funding. At such time, the Company anticipates offering cash and non-cash compensation to officers and directors. In addition, although not presently offered, the Company anticipates that its officers and directors will be provided with a group health, vision and dental insurance program at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion. In addition, the Company plans to offer 401(k) matching funds as a retirement benefit, paid vacation days and paid holidays.

Security Ownership of Certain Beneficial Owners and Management

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The following table sets forth information as of the date of this regarding the beneficial ownership of the Company’s common stock by each of the Company’s executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

		Number of Shares of
Name	Position	Common Stock	Percent of Class (1)

Malcolm Duane Lewis	President and Director	1,500,000	13%

Tom Moore	Vice President and Director	1,500,000	13%

P.K. “Lanny” Smartt	Secretary, Treasurer and Director	6,500,000	54%

Robert Ritch	5% shareholder	1,500,000	13%

Total owned by officers and directors		9,500,000	80%

* Less than 1%

(1) Based upon 11,950,000 shares outstanding as of the date of this report.

Risk Factors

The Company has no revenues to date.

The Company has generated no revenues to date. To date, most of management’s time, and the Company’s limited resources have been spent in developing its business strategy, researching potential opportunities, contacting partners, exploring marketing contacts, establishing operations and management personnel and resources, preparing its business plan and model, selecting professional advisors and consultants and seeking capital for the Company.

The Company’s independent auditors have issued a report raising a substantial doubt of the Company’s ability to continue as a going concern.

In their audited financial report, the Company’s independent auditors have issued a comment that unless the Company is able to generate sufficient cash flows from operations and/or obtain additional financing, there is a substantial doubt as to its ability to continue as a going concern.

The Company has not sold any services or products to date.

Since inception, the Company has heretofore not sold a single service or product. At present, the Company has not even began construction and development of PKCCR.

No assurance of market acceptance.

Even if the Company can successfully construct and develop PKCCR, there can be no assurance that PKCCR will have any competitive advantages. Also, there is no assurance that the market reception will be positive for PKCCR once launched.

The Company is a development stage company and has a correspondingly small financial and accounting organization. Being a public company may strain the Company's resources, divert management’s attention and affect its ability to attract and retain qualified officers and directors.

The Company is a development stage company with no developed finance and accounting organization and the rigorous demands of being a public company require a structured and developed finance and accounting group. As a reporting company, the Company is already subject to the reporting requirements of the Securities Exchange Act of 1934. However, the requirements of these laws and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs which may be prohibitive to the Company as it develops its business plan, services and scope.. These costs have made, and will continue to make, some activities more difficult, time consuming or costly and may place significant strain on its personnel, systems and resources.

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The Securities Exchange Act requires, among other things, that companies maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain the requisite disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight are required. As a result, management’s attention may be diverted from other business concerns, which could have a material adverse effect on the development of the Company's business, financial condition and results of operations.

These rules and regulations may also make it difficult and expensive for the Company to obtain director and officer liability insurance. If the Company is unable to obtain adequate director and officer insurance, its ability to recruit and retain qualified officers and directors, especially those directors who may be deemed independent, will be significantly curtailed.

The Company does not currently possess effective disclosure controls and procedures that are adequate for a public company.

Based upon their respective evaluation, the Chief Executive Officer and Chief Financial Officer of the Company have concluded that, as of June 30, 2012, the existing disclosure controls and procedures of the Company were not effective. Disclosure controls and procedures means controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to management, including the principal executive and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

The Company is a development-stage company and has little experience in construction and development.

The Company is a development-stage company and as such has little experience in construction and development and in managing a public company. Such lack of experience may result in the Company experiencing difficulty in adequately operating and growing its business. Further, the Company may be hampered by lack of experience in addressing the issues and considerations which are common to growing companies. If the Company’s operating or management abilities consistently perform below expectations, the Company’s business is unlikely to thrive. In addition, although the Company is already a reporting company, the Company’s lack of experience may result, in spite of the successful development and commercialization of PKCCR, in difficulty in managing the operations and finances of a public company.

Reliance on third party agreements and relationships is necessary for development of the Company's business.

The Company will need strong third party relationships and partnerships in order to develop and grow its business. The Company will be substantially dependent on these strategic partners and third party relationships. To date, the Company has not entered into any such relationships.

The Company expects to incur additional expenses and may ultimately never be profitable.

The Company is a development-stage company and has limited operations to date. The Company will need to begin generating revenue to achieve and maintain profitability. To become profitable, the Company must successfully construct, develop, market and commercialize PKCCR, a process that involves many factors that are beyond the Company’s control, including the type of competition that the Company may encounter. Ultimately, in spite of the Company’s best or reasonable efforts, the Company may never actually generate revenues or become profitable.

If the Company is unable to generate sufficient cash, it may find it necessary to curtail development and operational activities.

The Company has an extensive business plan hinged on its ability to construct, develop, market and commercialize PKCCR. If the Company is unable to construct, develop, market and/or commercialize PKCCR, then it would not be able to proceed with its business plan or possibly to successfully develop its planned operations at all.

The proposed operations of the Company are speculative.

The success of the proposed business plan of the Company will depend to a great extent on the operations, financial condition and management of the Company. Although the Company has a business plan and intends to execute its overall business strategy, limited operations have been conducted to date. As no revenues have been finalized or consummated as of yet, the proposed operations of the Company remain speculative.

One of the Company’s officers and directors beneficially owns a majority of the Company’s common stock and, as a result, can exercise control over stockholder and corporate actions.

Mr. P.K. “Lanny” Smartt, an officer and director of the Company, is currently the beneficial owner of approximately 54% of the Company’s outstanding common stock. As such, he will be able to control most matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares.

Executive officers and directors of the Company retain voting control, which allows them to exert substantial influence over major corporate decisions.

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Executive officers and directors own, in the aggregate, beneficially approximately 80% of the issued and outstanding capital stock of the Company. Accordingly, the present shareholders, by virtue of their percentage share ownership and certain procedures established by the certificate of incorporation and by-laws of the Company for the election of its directors, may effectively control the board of directors and the policies of the Company. As a result, these stockholders will retain substantial control over matters requiring approval by the Company’s stockholders, such as (without limitation) the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares.

The Company depends on its management team to manage its business effectively.

The Company's future success is dependent in large part upon its ability to understand and develop the business plan and to attract and retain highly skilled management, operational and executive personnel. In particular, due to the relatively early stage of the Company's business, its future success is highly dependent on its officers, to provide the necessary experience and background to execute the Company's business plan. The loss of any officer’s services could impede, particularly initially as the Company builds a record and reputation, its ability to develop its objectives, particularly in its ability to develop a successful strategy to construct, develop, market and commercialize PKCCR, and as such would negatively impact the Company's possible overall development.

Government regulation could negatively impact the business.

The Company’s business segments may be subject to various government regulations in the jurisdictions in which they operate. Due to the potential wide scope of the Company’s operations, the Company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry.

The Company may face significant competition from companies that serve its industries.

The Company may face competition from other companies that offer similar solutions. Some of these potential competitors may have longer operating histories, greater brand recognition, larger client bases and significantly greater financial, technical and marketing resources than the Company possesses. These advantages may enable such competitors to respond more quickly to new or emerging trends and changes in customer preferences. These advantages may also allow them to engage in more extensive market research and development, undertake extensive far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers, employees and strategic partners. The Company believes that its current and anticipated solutions are, and will be, sufficiently different from existing competition, and that there is limited to no competition in its local area. However, it is nevertheless possible that potential competitors may have or may rapidly acquire significant market share. Increased competition may result in price reductions, reduced gross margin and loss of market share. The Company may not be able to compete successfully, and competitive pressures may adversely affect its business, results of operations and financial condition.

Project has not completed development.

The Company has not completed the construction or development of PKCCR. No assurance can be given that PKCCR can be developed successfully or that the Company’s implementation of its business strategy for PKCCR will be viable.

No formal market survey has been conducted.

No independent marketing survey has been performed to determine the potential demand for PKCCR and its solutions. The Company has conducted no marketing studies regarding whether PKCCR would actually be marketable. No assurances can be given that upon marketing, sufficient customer markets and business segments at PKCCR can be developed to sustain the Company's operations on a continued basis.

The Company may be subject to increasing environmental and regulatory restrictions and developments, which may result in increased costs, lower revenue and profits and/or difficulty in conducting business.

Current, or future, environmental regulations may affect the availability or cost of goods and services, such as natural resources, which are necessary to operate the Company’s business. Any violation of these laws could adversely affect the Company and its business. The Company’s operations may necessitate the use and handling of hazardous materials and, as a result, they may be subject to various federal, state, local and foreign laws, regulations and ordinances relating to the protection of the environment, including (without limitation) those regulations governing discharges to air and water, handling and disposal practices for solid and hazardous wastes, the cleanup of contaminated sites and the maintenance of a safe work place. These laws impose penalties, fines and other sanctions for noncompliance and liability for response costs, property damages and personal injury resulting from past and current spills, disposals or other releases of, or exposure to, hazardous materials. The Company could incur substantial costs as a result of noncompliance with or liability for cleanup or other costs or damages under these laws. The Company may become subject to more stringent environmental laws in the future. If more stringent environmental laws are enacted in the future, these laws could have a material adverse effect on the business, financial condition and results of operations of the Company.

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The time devoted by Company management may not be full-time.

It is not anticipated that key officers would devote themselves full-time to the business of the Company at the present time. Once the Company obtains additional financing or generates sufficient revenues and profits, officers may then become employed in a full-time capacity.

Intellectual property and/or trade secret protection may be inadequate.

The Company has not applied for any intellectual property or trade secret protection on any aspects of its business. The Company has no current plans on attempting to obtain patents, copyright, trademarks and/or service marks on any of its solutions and services. There can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services.

The Company is subject to the potential factors of market and customer changes.

The business of the Company is susceptible to rapidly changing preferences of the marketplace and its customers. The needs of customers are subject to constant change. Although the Company intends to continue to develop and improve PKCCR to meet changing customer needs of the marketplace, there can be no assurance that funds for such expenditures will be available or that the Company's competition will not develop similar or superior capabilities or that the Company will be successful in its internal efforts. The future success of the Company will depend in part on its ability to respond effectively to rapidly changing trends, industry standards and customer requirements by adapting and improving the features and functions of PKCCR.

ITEM 3.02 Unregistered Sales of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. All such securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below.

(1) On April 20, 2011, 10,000,000 shares of common stock were issued to Tiber Creek Corporation for total consideration paid of $1,000.00. Subsequently, in February 2012, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00

On April 20, 2011, 10,000,000 shares of common stock were issued to MB Americus, LLC for total consideration paid of $1,000.00. Subsequently, in February 2012, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00

(2) On February 2, 2012, the following shares of common stock were issued by the Company pursuant to a change of control in the Company.

Shareholder Name	Consideration	Number of Shares

Malcolm Duane Lewis	$150.00	1,500,000
Tom Moore	$150.00	1,500,000
Robert Ritch	$150.00	1,500,000
P. K. “Lanny” Smartt	$150.00	1,500,000

(3) From March 23, 2012 through April 12, 2012, the following shares of common stock were issued by the Company to the shareholders named below pursuant to executed subscription agreements under a Regulation D offering. Each of these transactions was issued as part of the private placement of securities by the Company in which no underwriting discounts or commissions applied to any of the transactions set forth below. The Company has filed a Form D with the Commission with respect to the Regulation D private offering.

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Shareholder Name	Date	Consideration	Number of Shares

D. Oren Harden	3/23/2012	$100.00	10,000
William Spruill Bowen	3/25/2012	$100.00	10,000
Stephen M. Morrill (1)	3/26/2012	$100.00	10,000
Bethany D. Morrill (2)	3/26/2012	$100.00	10,000
Lois H. Morrill (3)	3/26/2012	$100.00	10,000
Heather M. Sheffield	3/26/2012	$100.00	10,000
Logan W. Sheffield	3/26/2012	$100.00	10,000
Cami L. Fountaine	3/26/2012	$100.00	10,000
James F. Fountaine	3/26/2012	$100.00	10,000
Amanda M. Howells	3/26/2012	$100.00	10,000
Timothy C. Howells	3/26/2012	$100.00	10,000
Jean A. Marlar	3/27/2012	$100.00	10,000
Phillip G. Marlar	3/27/2012	$100.00	10,000
Bailey E. Murphy	3/27/2012	$100.00	10,000
Martin C. Nowak	3/27/2012	$100.00	10,000
Doug Crahan	3/28/2012	$100.00	10,000
Becky Crahan	3/28/2012	$100.00	10,000
Brian D. Fauver	3/29/2012	$100.00	10,000
Janet Rose	4/7/2012	$100.00	10,000
David Edwin Thrasher	4/10/2012	$100.00	10,000
Alex F. Farris, III	4/10/2012	$100.00	10,000
Paul Edw. Kirk, Jr.	4/10/2012	$100.00	10,000
Bradley T. Kilborn	4/10/2012	$100.00	10,000
Hal Johnson Isbell	4/10/2012	$100.00	10,000
Heather Smartt	4/10/2012	$100.00	10,000
Sara Lindsey	4/10/2012	$100.00	10,000
Michelle Bowen	4/10/2012	$100.00	10,000
William M. Bowen	4/10/2012	$100.00	10,000
Susan K. Fauver	4/10/2012	$100.00	10,000
Brittany Bowen	4/10/2012	$100.00	10,000
Haley Bowen	4/10/2012	$100.00	10,000
Elizabeth Bear	4/10/2012	$100.00	10,000
Laraine Kathleen Fauver	4/10/2012	$100.00	10,000
Meleah Bowen Hopper	4/10/2012	$100.00	10,000
Chrisjonna Foster	4/10/2012	$100.00	10,000
Christina Fauver	4/10/2012	$100.00	10,000
Claiborne P. Seier	4/12/2012	$100.00	10,000
Allison Hamilton	4/12/2012	$100.00	10,000
Ronald Joseph Campbell	4/12/2012	$100.00	10,000
Stephanie Ritch	4/12/2012	$100.00	10,000
Dylan Ritch	4/12/2012	$100.00	10,000
Kent Wade Foster	4/12/2012	$100.00	10,000
Ambrose Gaines, IV	4/12/2012	$100.00	10,000
Douglas J. Wirthlin	4/12/2012	$100.00	10,000
Kristina Wirthlin	4/12/2012	$100.00	10,000

(1) Includes 10,000 shares held by the Stephen M. Morrill Family Protection Trust Dated 11-17-99. Stephen M. Morrill is deemed to be the beneficial owner of such shares.

(2) Includes 10,000 shares held by the Bethany D. Morrill Family Protection Trust Dated 11-17-99. Bethany D. Morrill is deemed to be the beneficial owner of such shares.

(3) Includes 10,000 shares held by the Lois H. Morrill Family Protection Trust Dated 6-18-91. Lois H. Morrill is deemed to be the beneficial owner of such shares.

(4) On August 24, 2012, the Company issued 5,000,000 shares of common stock to P.K. “Lanny” Smart in connection with the Acquisition.

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ITEM 5.02 Departure of Directors or Certain Officers

Robert Ritch, the Former Treasurer and a director of the Company, has resigned his positions with the Company. Mr. Ritch no longer serves as Treasurer of the Company or a member of the board of directors of the Company. Mr. Smartt has been appointed as the Treasurer of the Company.

ITEM 5.06 Change in Shell Company Status

The Company has acquired PKCCR, LLC which has a defined business plan and has commenced operations.

ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of PKCCR, LLC (a development stage company), including consolidated balance sheets as of April 19, 2012, and the related statements of operations, changes in members’ equity (deficit), and cash flows for the period from December 19, 2011 (inception) through April 19, 2012, are included herewith.

Exhibits

2.1+	Agreement and Plan of Reorganization

+ Filed concurrently herewith on Form S-1 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

PIVOTAL GROUP, INC.

Date: August 28, 2012	/s/ Malcolm Duane Lewis
President

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FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members

PKCCR, LLC (a development stage company)

We have audited the accompanying balance sheet of PKCCR, LLC (the "Company") as of April 19, 2012, and the related statements of operations, changes in members’ equity(deficit) and cash flows for the period from December 19, 2011 (Inception) through April 19, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 19, 2012 and the results of its operations and cash flows for the period from December 19, 2011 (Inception) through April 19, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had no revenues or income since inception. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2, which includes the raising of additional equity financing. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia LLP

Newport Beach, CA

April 26, 2012

1

PKCCR, LLC

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

April 19, 2012
ASSETS
Current Assets
Cash	$200
Prepaid expenses	130,200
TOTAL ASSETS	$130,400

LIABILITIES AND MEMBERS' DEFICIT

Current Liabilities
Due to member	$132,800

Total Liabilities	132,800

Accumulated deficit	(2,400)

Total Members' Deficit	(2,400)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$130,400

The accompanying notes are an integral part of these financial statements

2

PKCCR, LLC

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

For the period from
December 19, 2011
(inception) to April 19, 2012

Operating Expenses	$2,600

Net loss	$(2,600)

The accompanying notes are an integral part of these financial statements

3

PKCCR, LLC

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN MEMBERS' EQUITY(DEFICIT)

			Total
	Paid-in	Accumulated	Members'
	Capital	deficit	Equity(deficit)
Balance, December 19, 2011	$-	$-	$-

Members' contribution	200	-	200
Net loss	-	(2,600)	(2,600)
Balance, April 19, 2012	$200	$(2,600)	$(2,400)

The accompanying notes are an integral part of these financial statements

4

PKCCR, LLC

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

For the period from
December 19, 2011
(inception) to April 19, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,600)
Changes in operating assets and liabilities
Prepaid expenses	(130,200)
Net cash used in operating activities	(132,800)

CASH FLOWS FROM FINANCING ACTIVITIES
Members' contribution	$200
Prepayment made by member	132,800
Net cash provided by financing activities	133,000

Net increase in cash	200

Cash at beginning of period	-

Cash at end of period	$200

The accompanying notes are an integral part of these financial statements

5

PKCCR, LLC

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

PKCCR, LLC ("PKCCR” or “the Company”) is a limited liability company organized on December 19, 2011 under the laws of the State of Florida. PKCCR has been in the developmental stage since inception. PKCCR intends to participate in the development of a conference center and resort in Perdido Key, Florida. PKCCR, LLC intends to acquire and manage all goods and services pertaining to this project. PKCCR plans to partner with travel agencies to help promote and schedule tour groups, align with local convention and visitors bureaus to assist in targeting new and existing business travel opportunities and work closely with meeting and event planners to attract conferences, tradeshows, association meetings, tournaments and special events.

No assurances can be given that PKCCR will be successful in developing the Perdido Key conference center and resort.

BASIS OF PRESENTATION

The summary of significant accounting policies presented below is designed to assist in understanding the Company's financial statements. Such financial statements and accompanying notes are the representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America ("GAAP") in all material respects, and have been consistently applied in preparing the accompanying financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have any cash balances in excess of the Federal Deposit Insurance Corporation limit as of April 19, 2012.

INCOME TAXES

Under ASC 740, "Income Taxes", deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized.

6

PKCCR, LLC

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. Additionally, the Company adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

• Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

• Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

• Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTE 2 - GOING CONCERN

The Company has been a development stage company with no operations since inception of the Company on December 19, 2011. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and /or obtain additional financing from its members and/or other third parties.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to meet its obligations and continue its operations for the next fiscal year. The continuation of the Company as a going concern is dependent upon financial support from its members, the ability of the Company to obtain necessary equity financing to continue operations.

The owners of the company will pay all expenses incurred by the Company in 2012. The Company plans to merge with Pivotal Group, a shell public company, in order to facilitate raising public equity capital for the development of the Perdido Key conference center and resort. There is no assurance that the Company will ever be profitable or that the merger with Pivotal Group will result in obtaining the necessary funding. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

NOTE 3 - RECENT ACCOUNTING PRONOUNCEMENTS

Adopted

In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS) of Fair Value Measurement – Topic 820.” ASU 2011-04 is intended to provide a consistent definition of fair value and improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The amendments include those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements, as well as those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. This update is effective for annual and interim periods beginning after December 15, 2011.The adoption of this ASU did not have a material impact on our financial statements.

7

PKCCR, LLC

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

NOTE 4 – PREPAID EXPENSES

In December 2011, the Company prepaid $125,000 to Tiber Creek Corporation for professional services. The Company will recognize this expense after Tiber Creek Corporation provides the agreed upon services in full. In April 2012, the Company prepaid $5,200 to Anton & Chia, LLP in relation to the audit of the Company and review services for the another entity under common control, which will be expensed in May 2012 after services are rendered.

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company owes Philander K. Smartt, its President, $132,800 which was used to make the prepayment for the services of Tiber Creek Corporation and Anton & Chia, LLP as discussed in Note 4 above. This related party payable is non-interest bearing, has no specified repayment date, and is due on demand.

NOTE 6 – SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through May 2, 2012, the date the financial statements were issued, and identified no events or transactions that required recognition or disclosure.

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